Exhibit 10.14
AMENDED AND RESTATED
SECURITY AGREEMENT
     THIS AMENDED AND RESTATED SECURITY AGREEMENT dated as of August 27, 2007 (this “Security Agreement”) is by and among HOLLY ENERGY PARTNERS — OPERATING, L.P., a Delaware limited partnership (“Borrower”), each subsidiary of the Borrower party hereto (together with the Borrower, the “Grantors” and individually, each a “Grantor”) and UNION BANK OF CALIFORNIA, N.A., a national association, as Administrative Agent (the “Secured Party”) for the ratable benefit of itself, the Banks (as defined below), the Issuing Banks (as defined below), and the Swap Counterparties (as defined below) (together with the Administrative Agent, the Issuing Banks, the Banks, individually a “Beneficiary”, and collectively, the “Beneficiaries”).
RECITALS
     A. This Security Agreement is entered into in connection with that certain Amended and Restated Credit Agreement dated as of August 27, 2007 (as it has been or may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the banks party thereto from time to time (individually, a “Bank” and collectively, the “Banks”), the Banks issuing letters of credit thereunder from time to time (individually, an “Issuing Bank” and collectively, the “Issuing Banks”) and Secured Party.
     B. This Security Agreement is intended as an amendment and restatement of that certain Security Agreement dated as of July 13, 2004, among the Grantors, the Banks, the Issuing Banks and Secured Party, as amended heretofore (as so amended “Existing Security Agreement”).
     C. Each Grantor (other than the Borrower) is a Subsidiary of the Borrower and will derive substantial direct and indirect benefit from (i) the transactions contemplated by the Credit Agreement and the other Credit Documents (as defined in the Credit Agreement) and (ii) the Interest Rate Contracts (as defined in the Credit Agreement) entered into by the Borrower or any of its Subsidiaries with a Bank or an Affiliate of a Bank (each such counterparty, a “Swap Counterparty”).
     D. It is a requirement under the Credit Agreement that the Grantors shall secure the due payment and performance of all Obligations (as defined in the Credit Agreement) by entering into this Security Agreement.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and confessed, each Grantor hereby agrees with the Secured Party for the benefit of the Beneficiaries (a) that the Existing Security Agreement is amended and restated in its entirety and (b) further agrees as follows:
     Section 1. Definitions; Interpretation. (a) All capitalized terms not otherwise defined in this Security Agreement that are defined in the Credit Agreement shall have the meanings assigned to such terms by the Credit Agreement. Any terms used in this Security Agreement that are defined in the UCC (as defined below) and not otherwise defined herein or in the Credit Agreement, shall have the meanings assigned to those terms by the UCC. All meanings to defined terms, unless otherwise indicated, are to be equally applicable to both the singular and plural forms of the terms defined. The following terms shall have the meanings specified below:
“Accounts” means an “account” as defined in the UCC, including, without limitation, all of any Grantor’s rights to payment for goods sold or leased, services performed, or otherwise, whether now in existence or arising from time to time hereafter, including, without limitation, rights arising under any of the Contracts or evidenced by an account, note, contract, security agreement, Chattel Paper (including, without limitation, tangible Chattel Paper and electronic Chattel Paper), or other evidence of indebtedness or security, together with all of the right, title and interest of any Grantor in and to (i) all security pledged, assigned, hypothecated or granted to or held by any Grantor to secure the foregoing, (ii) all of any Grantor’s right, title and interest in and to any goods or services, the sale of which gave rise thereto, (iii) all guarantees, endorsements and indemnifications on, or of, any of the foregoing, (iv) all powers of attorney granted to any Grantor for the execution of any evidence of indebtedness or security or other writing in connection therewith, (v) all books, correspondence, credit files, records, ledger cards, invoices, and other papers relating thereto, including without limitation all similar information stored on a magnetic medium or other similar storage device and other papers and documents in the possession or under the control of any Grantor or any computer bureau from time to time acting for any Grantor, (vi) all evidences of the filing of financing statements and other statements granted to any Grantor and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties, and certificates from filing or other registration officers, (vii) all credit information, reports and memoranda relating thereto, and (viii) all other writings related in any way to the foregoing.
“Cash Collateral” means all amounts from time to time held in any checking, savings, deposit or other account of such Grantor, including, if applicable, the Cash Collateral Account, all monies, proceeds or sums due or to become due therefrom or thereon and all documents (including, but not limited to passbooks, certificates and receipts) evidencing all funds and investments held in such accounts.
“Chattel Paper” has the meaning set forth in the UCC.
“Collateral” has the meaning set forth in Section 2 of this Security Agreement.
“Contracts” means all contracts to which any Grantor now is, or hereafter will be, bound, or to which such Grantor is a party, beneficiary or assignee all Insurance Contracts, and all exhibits, schedules and other attachments to such contracts, as the same may be amended, supplemented or otherwise modified or replaced from time to time.
“Contract Documents” means all Instruments, Chattel Paper, letters of credit, bonds, guarantees or similar documents evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, the Contract Rights.
“Contract Rights” means (i) all (A) of any Grantor’s rights to payment under any Contract or Contract Document and (B) payments due and to become due to any Grantor under any Contract or Contract Document, in each case whether as contractual obligations, damages or otherwise; (ii) all of any Grantor’s claims, rights, powers, or privileges and remedies under any Contract or Contract Document; and (iii) all of any Grantor’s rights under any Contract or Contract Document to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, waiver or approval together with full power and authority with respect to any Contract or Contract Document to demand, receive, enforce or collect any of the foregoing rights or any property which is the subject of any Contract or Contract Document, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action which, in the reasonable opinion of the Secured Party, may be necessary or advisable in connection with any of the foregoing.
“Document” means a bill of lading, dock warrant, dock receipt, warehouse receipt or order for the delivery of goods, and also any other document which in the regular course of business or financing is treated as adequately evidencing that the person in possession of it is entitled to receive, hold and dispose of the document and the goods it covers.
“Equipment” means any equipment now or hereafter owned or leased by any Grantor, or in which any Grantor holds or acquires any other right, title or interest, constituting “equipment” under the UCC, including, without limitation, all surface or subsurface machinery, equipment, facilities, supplies, or other tangible personal property, including tubing, rods, pumps, pumping units and engines, pipe, pipelines, meters, apparatus, boilers, compressors, liquid extractors, connectors, valves, fittings, power plants, poles, lines, cables, wires, transformers, starters and controllers, machine shops, tools, machinery and parts, storage yards and equipment stored therein, buildings and camps, telegraph, telephone, and other communication systems, loading docks, loading racks, and shipping facilities, and any manuals, instructions, blueprints, computer software (including software that is imbedded in and part of the equipment), and similar items which relate to the above, and any and all additions, substitutions and replacements of any of the foregoing, wherever located together with all improvements thereon and all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.
“Fixtures” means any fixtures now or hereafter owned or leased by any Grantor, or in which any Grantor holds or acquires any other right, title or interest, constituting “fixtures” under the UCC, including without limitation any and all additions, substitutions and replacements of any of the foregoing, wherever located together with all improvements thereon and all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.
“General Intangibles” means all general intangibles now or hereafter owned by any Grantor, or in which any Grantor holds or acquires any other right, title or interest,

constituting “general intangibles” or “payment intangibles” under the UCC, including, but not limited to, all trademarks, trademark applications, trademark registrations, tradenames, fictitious business names, business names, company names, business identifiers, prints, labels, trade styles and service marks (whether or not registered), trade dress, including logos and/or designs, copyrights, patents, patent applications, goodwill of any Grantor’s business symbolized by any of the foregoing, trade secrets, license rights, license agreements, permits, franchises, and any rights to tax refunds to which any Grantor is now or hereafter may be entitled.
“Instrument” means an “instrument” as defined in the UCC, including, without limitation, any Negotiable Instrument, or any other writing which evidences a right to the payment of money and is not itself a security agreement or lease and is of a type which is in the ordinary course of business transferred by delivery with any necessary endorsement or assignment (other than Instruments constituting Chattel Paper).
“Insurance Contracts” means all contracts and policies of insurance and re-insurance maintained or required to be maintained by or on behalf of any Grantor under the Credit Documents.
“Interest Rate Contract” has the meaning set forth in the Credit Agreement.
“Inventory” means all of the inventory of any Grantor, or in which any Grantor holds or acquires any right, title or interest, of every type or description, now owned or hereafter acquired and wherever located, whether raw, in process or finished, and all materials usable in processing the same and all documents of title covering any inventory, including, without limitation, work in process, materials used or consumed in any Grantor’s business, now owned or hereafter acquired or manufactured by any Grantor and held for sale in the ordinary course of its business, all present and future substitutions therefor, parts and accessories thereof and all additions thereto, all Proceeds thereof and products of such inventory in any form whatsoever, and any other item constituting “inventory” under the UCC.
“Inventory Records” means all books, records, other similar property, and General Intangibles at any time relating to Inventory.
“Investment Property” means “investment property” as defined in the UCC, including, without limitation, all securities (whether certificated or uncertificated), security entitlements, securities accounts, commodity contracts, and commodity accounts.
“Negotiable Instrument” means a “negotiable instrument” as defined in the UCC.
“Proceeds” means all proceeds (as defined in the UCC) of any or all of the Collateral, including without limitation (i) any and all proceeds of, all claims for, and all rights of any Grantor to receive the return of any premiums for, any insurance, indemnity, warranty or guaranty payable from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of any Governmental Authority), (iii) all proceeds received or receivable when any or all of the Collateral is sold, exchanged or otherwise disposed, whether voluntarily, involuntarily, in foreclosure or otherwise, (iv) all claims of any Grantor for damages arising out of, or for breach of or default under, any Collateral, (v) all rights of any Grantor to terminate, amend, supplement, modify or waive performance under any Contracts, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder, and (vi) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.
“Secured Obligations” means all Obligations now or hereafter existing, including any extensions, modifications, substitutions, amendments and renewals thereof, whether for principal, interest, fees, expenses, indemnification, or otherwise.
“Security Agreement” means this Amended and Restated Security Agreement, as the same may be modified, supplemented or amended from time to time in accordance with its terms.
“UCC” shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of Texas; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Texas, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.
     (b) All meanings to defined terms, unless otherwise indicated, are to be equally applicable to both the singular and plural forms of the terms defined. Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Security Agreement, unless otherwise specified. All references to instruments, documents, contracts, and agreements are references to such instruments, documents, contracts, and agreements as the same may be amended, supplemented, and otherwise modified from time to time, unless otherwise specified. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Security Agreement shall refer to this Security Agreement as a whole and not to any particular provision of this Security Agreement. As used herein, the term “including” means “including, without limitation”. Paragraph headings have been inserted in this Security Agreement as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Security Agreement and shall not be used in the interpretation of any provision of this Security Agreement.
     Section 2. Assignment, Pledge and Grant of Security Interest.
     (a) As collateral security for the prompt and complete payment and performance when due of all Secured Obligations, each Grantor hereby assigns, pledges, and grants to the Secured Party for the benefit of the Beneficiaries a lien on and continuing security interest in all of such Grantor’s right, title and interest in, to and under, all items described in this Section 2, whether now owned or hereafter acquired by such Grantor and wherever located and whether now owned or hereafter existing or arising (collectively, the “Collateral”):
(i)	all Contracts, all Contract Rights, Contract Documents and Accounts associated with such Contracts and each and every document granting security to such Grantor under any such Contract;

(ii)	all Accounts;

(iii)	all Inventory;

(iv)	all Equipment;

(v)	all General Intangibles;

(vi)	all Investment Property (other than (A) any Investment Property to the extent pledged by a Grantor under the Amended and Restated Pledge Agreement dated as of August 27, 2007 among the Borrower, certain Subsidiaries of the Borrower party thereto from time to time, and the Secured Party, (B) the Equity Interest in Rio Grande Pipeline Company owned by Navajo Southern, Inc., (C) the Equity Interest in Plains JV owned by Plains Holdco, (D) the Equity Interest in UNEV JV owned by UNEV Holdco, and (E) the Equity Interest in any Future JVs owned by Future Holdcos);

(vii)	all Fixtures;

(viii)	all Cash Collateral;

(ix)	any Legal Requirements now or hereafter held by such Grantor (except that any Legal Requirement which would by its terms or under applicable law become void, voidable, terminable or revocable by being subjected to the Lien of this Security Agreement or in which a Lien is not permitted to be granted under applicable law, is hereby excluded from such Lien to the extent necessary so as to avoid such voidness, voidability, terminability or revocability);

(x)	any right to receive a payment under any Interest Rate Contract in connection with a termination thereof;

(xi)	(A) all policies of insurance and Insurance Contracts, now or hereafter held by or on behalf of such Grantor, including casualty and liability, business interruption, and any title insurance, (B) all Proceeds of insurance, and (C) all rights, now or hereafter held by such Grantor to any warranties of any manufacturer or contractor of any other Person;

(xii)	any and all liens and security interests (together with the documents evidencing such security interests) granted to such Grantor by an obligor to secure such obligor’s obligations owing under any Instrument, Chattel Paper, or Contract which is pledged hereunder or with respect to which a security interest in such Grantor’s rights in such Instrument, Chattel Paper, or Contract is granted hereunder;

(xiii)	any and all guaranties given by any Person for the benefit of such Grantor which guarantees the obligations of an obligor under any Instrument, Chattel Paper or Contract, which are pledged hereunder;

(xiv)	without limiting the generality of the foregoing, all other personal property, goods, Instruments, Chattel Paper, Documents, Fixtures, credits, claims, demands and assets of such Grantor whether now existing or hereafter acquired from time to time; and

(xv)	any and all additions, accessions and improvements to, all substitutions and replacements for and all products and Proceeds of or derived from all of the items described above in this Section 2.
     (b) Notwithstanding anything contained herein to the contrary, it is the intention of each Grantor, the Secured Party and the other Beneficiaries that the amount of the Secured Obligation secured by each Grantor’s interests in any of its Property shall be in, but not in excess of, the maximum amount permitted by fraudulent conveyance, fraudulent transfer and other similar law, rule or regulation of any Governmental Authority applicable to such Grantor. Accordingly, notwithstanding anything to the contrary contained in this Security Agreement or in any other agreement or instrument executed in connection with the payment of any of the Secured Obligations, the amount of the Secured Obligations secured by each Grantor’s interests in any of its Property pursuant to this Security Agreement shall be limited to an aggregate amount equal to the largest amount that would not render such Grantor’s obligations hereunder or the liens and security interest granted to the Secured Party hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provision of any other applicable law.
     Section 3. Representations and Warranties. Each Grantor hereby represents and warrants the following to the Secured Party and the other Beneficiaries:
     (a) Records. Such Grantor’s sole jurisdiction of formation and type of organization are as set forth in Schedule 1 attached hereto. Other than for Accounts which individually or in the aggregate do not exceed $500,000, none of the Accounts is evidenced by a promissory note or other instrument.
     (b) Other Liens. Such Grantor is, and will be the record, legal, and beneficial owner of all of the Collateral pledged by such Grantor free and clear of any Lien, except for the Permitted Liens. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is, or will be, on file in any recording office, except such as may be filed in connection with this Security Agreement or in connection with other Permitted Liens or for which satisfactory releases have been received by the Secured Party.
     (c) Lien Priority and Perfection.

          (i) Subject only to Permitted Liens, this Security Agreement creates valid and continuing security interests in the Collateral, securing the payment and performance of all the Secured Obligations. Upon the filing of financing statements with the jurisdiction listed in Schedule 1, the security interests granted to the Secured Party hereunder will constitute valid first-priority perfected security interests in all Collateral with respect to which a security interest can be perfected by the filing of a financing statement, subject only to Permitted Liens.
          (ii) No consent of any other Person and no authorization, approval, or other action by, and no notice to or filing with any Governmental Authority is required (A) for the grant by such Grantor of the pledge, assignment, and security interest granted hereby or for the execution, delivery, or performance of this Security Agreement by such Grantor, (B) for the validity, perfection, or maintenance of the pledge, assignment, lien, and security interest created hereby (including the first-priority (subject to Permitted Liens) nature thereof), except for security interests that cannot be perfected by filing under the UCC, or (C) for the exercise by the Secured Party of the rights provided for in this Security Agreement or the remedies in respect of the Collateral pursuant to this Security Agreement, except (1) those consents to assignment of licenses, permits, approvals, and other rights that are as a matter of law not assignable, (2) those consents, approvals, authorizations, actions, notices or filings which have been duly obtained or made and, in the case of the maintenance of perfection, the filing of continuation statements under the UCC, and (3) those filings and actions described in Section 3(c)(i).
     (d) Tax Identification Number and Organizational Number. The federal tax identification number of such Grantor and the organizational number (if any) of such Grantor are as set forth in Schedule 1.
     (e) Tradenames; Prior Names. Except as set forth on Schedule 1, such Grantor has not conducted business under any name other than its current name during the five years immediately prior to the date of this Security Agreement.
     Section 4. Covenants.
     (a) Further Assurances.
          (i) Each Grantor agrees that from time to time, at its expense, such Grantor shall promptly execute and deliver all instruments and documents, and take all action, that may be reasonably necessary or desirable, or that the Secured Party may reasonably request, in order to perfect and protect any pledge, assignment, or security interest granted or intended to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor (A) at the request of Secured Party, shall execute such instruments, endorsements or notices, as may be reasonably necessary or desirable or as the Secured Party may reasonably request, in order to perfect and preserve the assignments and security interests granted or purported to be granted hereby, (B) shall, if any Collateral shall be evidenced by a promissory note or other Instrument or Chattel Paper and such promissory note, Instrument or Chattel Paper shall, individually or in the aggregate, exceed $500,000, deliver and pledge to the Secured Party hereunder such note or Instrument or Chattel Paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the

Secured Party, and (C) authorizes the Secured Party to file any financing statements, amendments or continuations without the signature of such Grantor to the extent permitted by applicable law in order to perfect or maintain the perfection of any security interest granted under this Security Agreement (including, without limitation, financing statements using an “all assets” or “all personal property” collateral description). Notwithstanding anything in this Security Agreement to the contrary, the Grantor shall not be required to take any action with respect to the perfection of the security interest in any Cash Collateral which is not then held by a Lender or the Borrower or a Subsidiary of the Borrower.
          (ii) Following written request by the Secured Party, each Grantor shall pay all filing, registration and recording fees and all refiling, re-registration and re-recording fees, and all other reasonable expenses incident to the execution and acknowledgment of this Security Agreement, any assurance, and all federal, state, county and municipal stamp taxes and other taxes, duties, imports, assessments and charges arising out of or in connection with the execution and delivery of this Security Agreement, any agreement supplemental hereto, any financing statements, and any instruments of further assurance.
          (iii) Each Grantor shall promptly provide to the Secured Party all information and evidence the Secured Party may reasonably request concerning the Collateral to enable the Secured Party to enforce the provisions of this Security Agreement.
     Section 5. Change of Name; State of Formation. Each Grantor shall give the Secured Party at least 30 days’ prior written notice before it (i) in the case of any Grantor that is not a “registered organization” (as such term is defined in Section 9-102 of the UCC), changes the location of its principal place of business and chief executive office, (ii) changes the location of its jurisdiction of formation or organization, (iii) changes the location of the original copies of any Chattel Paper evidencing Accounts if such Chattel Paper, individually or in the aggregate, exceeds $500,000, or (iv) changes its name or uses a trade name other than its current name used on the date hereof. Other than as permitted by Section 6.09 of the Credit Agreement or as permitted in the preceding sentence, no Grantor shall amend, supplement, modify or restate its articles or certificate of incorporation, bylaws, limited liability company agreements, or other equivalent organizational documents, without the prior written consent of the Secured Party.
     (a) Right of Inspection. Each Grantor shall hold and preserve, at its own cost and expense reasonably satisfactory and complete records of the Collateral, including, but not limited to, Instruments, Chattel Paper, Contracts, and records with respect to the Accounts, and will permit representatives of the Secured Party, upon reasonable advance notice, at any time during normal business hours to inspect and copy them. Upon the occurrence and during the continuation of any Event of Default, at the Secured Party’s request, each Grantor shall promptly deliver copies of any and all such records to the Secured Party.
     (b) Liability Under Contracts and Accounts. Notwithstanding anything in this Security Agreement to the contrary, (i) the execution of this Security Agreement shall not release any Grantor from its obligations and duties under any of the Contract Documents, or any other contract or instrument which are part of the Collateral and Accounts included in the Collateral, (ii) the exercise by the Secured Party of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under any Contract Documents, or any other Contract or

Instrument which are part of the Collateral and Accounts included in the Collateral, and (iii) the Secured Party shall not have any obligation or liability under any Contract Documents, or any other contract or instrument which are part of the Collateral and Accounts included in the Collateral by reason of the execution and delivery of this Security Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.
     (c) Transfer of Certain Collateral; Release of Certain Security Interest. Each Grantor agrees that it shall not sell, assign, or otherwise dispose of any Collateral, except as otherwise permitted under the Credit Agreement. The Secured Party shall promptly, at the Grantors’ expense, execute and deliver all further instruments and documents, and take all further action that a Grantor may reasonably request in order to release its security interest in any Collateral which is disposed of in accordance with the terms of the Credit Agreement.
     (d) Accounts. Each Grantor agrees that it will use commercially reasonable efforts to ensure that each Account (i) is and will be, in all material respects, the genuine, legal, valid, and binding obligations of the account debtor in respect thereof, representing an unsatisfied obligation of such account debtor, (ii) is and will be, in all material respects, enforceable in accordance with its terms, is not and will not be subject to any setoffs, defenses, taxes, counterclaims, except in the ordinary course of business, (iii) is and will be, in all material respects, in compliance with all applicable laws, whether federal, state, local or foreign, and (iv) if evidenced by Chattel Paper, will not require the consent of the account debtor in respect thereof in connection with its assignment hereunder.
     (e) Negotiable Instrument. If any Grantor shall at any time hold or acquire any Negotiable Instruments, including promissory notes, and such Negotiable Instruments, individually or in the aggregate, exceed $500,000, then such Grantor shall forthwith endorse, assign and deliver the same to the Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as the Secured Party may from time to time reasonably request.
     (f) Other Covenants of Grantor. Each Grantor agrees that (i) any action or proceeding to enforce this Security Agreement may be taken by the Secured Party either in such Grantor’s name or in the Secured Party’s name, as the Secured Party may deem necessary, and (ii) such Grantor will, until the indefeasible payment in full in cash of the Secured Obligations (including all Letter of Credit Obligations), the termination or expiration of all Letters of Credit and the termination of all obligations of the Issuing Banks and the Banks in respect of Letters of Credit, the termination of all Interest Rate Contracts and the termination of all obligations of the Banks in respect of Interest Rate Contracts, and the termination or expiration of the Commitments, warrant and defend its title to the Collateral and the interest of the Secured Party in the Collateral against any claim or demand of any Persons (other than Permitted Liens) which could reasonably be expected to materially adversely affect such Grantor’s title to, or the Secured Party’s right or interest in, such Collateral.
     Section 6. Termination of Security Interest. Upon the indefeasible payment in full in cash of the Secured Obligations (including all Letter of Credit Obligations), the termination or expiration of all Letters of Credit and the termination of all obligations of the Issuing Banks and the Banks in respect of Letters of Credit, the termination of all Interest Rate Contracts and the termination of all obligations of the Banks in respect of Interest Rate Contracts, and the termination or expiration of the Commitments, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Grantor to the extent such Collateral shall not have been sold or otherwise applied pursuant to the terms hereof. Upon any such termination, the Secured Party will promptly, at the Grantors’ expense, execute and deliver to the applicable Grantor such documents (including, without limitation, UCC-3 termination statements) as such Grantor shall reasonably request to evidence such termination.
     Section 7. Reinstatement. If, at any time after payment in full of all Secured Obligations and termination of the Secured Party’s security interest, any payments on the Secured Obligations previously made must be disgorged by the Secured Party for any reason whatsoever, including, without limitation, the insolvency, bankruptcy or reorganization of any Grantor or any other Person, this Security Agreement and the Secured Party’s security interests herein shall be reinstated as to all disgorged payments as though such payments had not been made, and each Grantor shall sign and deliver to the Secured Party all documents, and shall do such other acts and things, as may be reasonably necessary to reinstate and perfect the Secured Party’s security interest (other than the Secured Party’s security interest in Cash Collateral that is held by a Person other than a Lender, the Borrower or any Subsidiary of the Borrower). EACH GRANTOR SHALL DEFEND AND INDEMNIFY EACH BENEFICIARY FROM AND AGAINST ANY CLAIM, DAMAGE, LOSS, LIABILITY, COST OR EXPENSE UNDER THIS SECTION 7 (INCLUDING REASONABLE ATTORNEYS’ FEES AND EXPENSES) IN THE DEFENSE OF ANY SUCH ACTION OR SUIT INCLUDING SUCH CLAIM, DAMAGE, LOSS, LIABILITY, COST, OR EXPENSE ARISING AS A RESULT OF THE INDEMNIFIED BENEFICIARY’S OWN NEGLIGENCE BUT EXCLUDING SUCH CLAIM, DAMAGE, LOSS, LIABILITY, COST, OR EXPENSE THAT IS FOUND IN A FINAL, NON-APPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED FROM SUCH INDEMNIFIED BENEFICIARY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.
     Section 8. Remedies upon Event of Default.
     (a) If any Event of Default has occurred and is continuing, the Secured Party may (and shall at the written request of the Majority Banks), (i) proceed to protect and enforce the rights vested in it by this Security Agreement or otherwise available to it, including but not limited to, the right to cause all revenues and other moneys pledged hereby as Collateral to be paid directly to it, and to enforce its rights hereunder to such payments and all other rights hereunder by such appropriate judicial proceedings as it shall deem most effective to protect and enforce any of such rights, either at law or in equity or otherwise, whether for specific enforcement of any covenant or agreement contained in any of the Contract Documents, or in aid of the exercise of any power therein or herein granted, or for any foreclosure hereunder and sale under a judgment or decree in any judicial proceeding, or to enforce any other legal or equitable right vested in it by this Security Agreement or by law; (ii) cause any action at law or suit in equity or other proceeding to be instituted and prosecuted and enforce any rights hereunder or included in the Collateral, subject to the provisions and requirements thereof; (iii) sell or otherwise dispose of any or all of the Collateral or cause the Collateral to be sold or otherwise disposed of in one or more sales or transactions, at such prices and in such manner as may be commercially reasonable, and for cash or on credit or for future delivery, without assumption of any credit risk, at public or private sale, without demand of performance or notice of intention to sell or of time or place of sale (except such notice as is required by applicable statute and cannot be waived), it being agreed that the Secured Party may be a purchaser on behalf of the Beneficiaries or on its own behalf at any such sale and that the Secured Party, any other Beneficiary, or any other Person who may be a bona fide purchaser for value and without notice of any claims of any or all of the Collateral so sold shall thereafter hold the same absolutely free from any claim or right of whatsoever kind, including any equity of redemption of any Grantor, any such demand, notice or right and equity being hereby expressly waived and released to the extent permitted by law; (iv) incur reasonable expenses, including reasonable attorneys’ fees, reasonable consultants’ fees, and other costs appropriate to the exercise of any right or power under this Security Agreement; (v) perform any obligation of any Grantor hereunder and make payments, purchase, contest or compromise any encumbrance, charge or lien, and pay taxes and expenses, without, however, any obligation to do so; (vi) in connection with any acceleration and foreclosure, take possession of the Collateral and render it usable and repair and renovate the same, without, however, any obligation to do so, and enter upon any location where the Collateral may be located for that purpose, control, manage, operate, rent and lease the Collateral, collect all rents and income from the Collateral and apply the same to reimburse the Beneficiaries for any cost or expenses incurred hereunder or under any of the Credit Documents and to the payment or performance of any Grantor’s obligations hereunder or under any of the Credit Documents, and apply the balance to the other Secured Obligations and any remaining excess balance to whomsoever is legally entitled thereto; (vii) secure the appointment of a receiver for the Collateral or any part thereof; (viii) require any Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Secured Party forthwith, assemble all or part of the Collateral as directed by the Secured Party and make it available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to both parties; (ix) exercise any other or additional rights or remedies granted to a secured party under the UCC; or (x) occupy any premises owned or leased by any Grantor where the Collateral or any part thereof is assembled for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to any Grantor in respect of such occupation. If, pursuant to applicable law, prior notice of sale of the Collateral under this Section is required to be given to any Grantor, each Grantor hereby acknowledges that the minimum time required by such applicable law, or if no minimum time is specified, 10 days, shall be deemed a reasonable notice period. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.
     (b) All reasonable costs and expenses (including reasonable attorneys’ fees and expenses) incurred by the Secured Party in connection with any suit or proceeding in connection with the performance by the Secured Party of any of the agreements contained in any of the Contract Documents, or in connection with any exercise of its rights or remedies hereunder, pursuant to the terms of this Security Agreement, shall constitute additional indebtedness secured by this Security Agreement and shall be paid on demand by the Grantors to the Secured Party on behalf of the Beneficiaries.

     Section 9. Remedies Cumulative; Delay Not Waiver.
     (a) No right, power or remedy herein conferred upon or reserved to the Secured Party is intended to be exclusive of any other right, power or remedy and every such right, power and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right, power and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder or otherwise shall not prevent the concurrent assertion or employment of any other appropriate right or remedy. Resort to any or all security now or hereafter held by the Secured Party may be taken concurrently or successively and in one or several consolidated or independent judicial actions or lawfully taken nonjudicial proceedings, or both.
     (b) No delay or omission of the Secured Party to exercise any right or power accruing upon the occurrence and during the continuance of any Event of Default as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and every power and remedy given by this Security Agreement may be exercised from time to time, and as often as shall be deemed expedient, by the Secured Party.
     Section 10. Contract Rights. Upon the occurrence and during the continuance of an Event of Default, the Secured Party may exercise any of the Contract Rights and remedies of any Grantor under or in connection with the Instruments, Chattel Paper, or Contracts which represent Accounts, the General Intangibles, or which otherwise relate to the Collateral, including, without limitation, any rights of any Grantor to demand or otherwise require payment of any amount under, or performance of any provisions of, the Instruments, Chattel Paper, or Contracts which represent Accounts, or the General Intangibles.
     Section 11. Accounts.
     (a) Upon the occurrence and during the continuance of an Event of Default, the Secured Party may, or may direct any Grantor to, take any action reasonably necessary or advisable to enforce collection of the Accounts, including, without limitation, notifying the account debtors or obligors under any Accounts of the assignment of such Accounts to the Secured Party and directing such account debtors or obligors to make payment of all amounts due or to become due directly to the Secured Party. Upon such notification and direction, and at the expense of the Grantors, the Secured Party may enforce collection of any such Accounts, and adjust, settle, or compromise the amount or payment thereof in the same manner and to the same extent as any Grantor might have done.
     (b) Upon the occurrence and during the continuance of an Event of Default, and upon receipt by any Grantor of written notice from the Secured Party that an Event of Default has occurred and is continuing, all amounts and proceeds (including instruments) received by such Grantor in respect of the Accounts shall be received in trust for the benefit of the Secured Party hereunder, shall be segregated from other funds of such Grantor, and shall promptly be paid over to the Secured Party in the same form as so received (with any necessary indorsement) to be held as Collateral. Following receipt of such notice and prior to the waiver or cure of the applicable Event of Default, no Grantor shall adjust, settle, or compromise the amount or payment of any

Account, nor release wholly or partly any account debtor or obligor thereof, nor allow any credit or discount thereon.
     Section 12. Application of Collateral. The proceeds of any sale, or other realization (other than that received from a sale or other realization permitted by the Credit Agreement) upon all or any part of the Collateral pledged by any Grantor shall be applied by the Secured Party as set forth in Section 7.06 of the Credit Agreement.
     Section 13. Secured Party as Attorney-in-Fact for Grantor. Each Grantor hereby constitutes and irrevocably appoints the Secured Party, acting for and on behalf of itself and the Beneficiaries and each successor or assign of the Secured Party and the Beneficiaries, the true and lawful attorney-in-fact of such Grantor, with full power and authority in the place and stead of such Grantor and in the name of such Grantor, the Secured Party or otherwise to take any action and execute any instrument at the written direction of the Beneficiaries and enforce all rights, interests and remedies of such Grantor with respect to the Collateral, including the right:
     (a) to ask, require, demand, receive and give acquittance for any and all moneys and claims for moneys due and to become due under or arising out of the any of the other Collateral, including without limitation, any Insurance Contracts;
     (b) to elect remedies thereunder and to endorse any checks or other instruments or orders in connection therewith;
     (c) to file any claims or take any action or institute any proceedings in connection therewith which the Secured Party may deem to be reasonably necessary or advisable;
     (d) to pay, settle or compromise all bills and claims which may be or become liens or security interests against any or all of the Collateral, or any part thereof, unless a bond or other security satisfactory to the Secured Party has been provided; and
     (e) upon foreclosure, to do any and every act which any Grantor may do on its behalf with respect to the Collateral or any part thereof and to exercise any or all of such Grantor’s rights and remedies under any or all of the Collateral;
provided, however, that the Secured Party shall not exercise any such rights except upon the occurrence and continuation of an Event of Default. This power of attorney is a power coupled with an interest and shall be irrevocable.
     Section 14. Secured Party May Perform. The Secured Party may from time-to-time perform any act which any Grantor has agreed hereunder to perform and which such Grantor shall fail to promptly perform after being requested in writing to so perform (it being understood that no such request need be given after the occurrence and during the continuance of any Event of Default and after notice thereof by the Secured Party to any Grantor) and the Secured Party may from time-to-time take any other action which the Secured Party deems reasonably necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein, and the reasonable expenses of the Secured Party incurred in connection therewith shall be part of the Secured Obligations and shall be secured hereby.

     Section 15. Secured Party Has No Duty. The powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Collateral or responsibility for taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.
     Section 16. Reasonable Care. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Secured Party accords its own Property.
     Section 17. Payments Held in Trust. After the occurrence and during the continuance of an Event of Default, all payments received by any Grantor under or in connection with any Collateral shall be received in trust for the benefit of the Secured Party, and shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Secured Party in the same form as received (with any necessary endorsement).
     Section 18. Miscellaneous.
     (a) Expenses. Each Grantor will upon demand pay to the Secured Party for its benefit and the benefit of the Beneficiaries the amount of any reasonable out-of-pocket expenses, including the reasonable fees and disbursements of its counsel and of any experts, which the Secured Party and the Beneficiaries may incur in connection with (i) the custody, preservation, use, or operation of, or the sale, collection, or other realization of, any of the Collateral, (ii) the exercise or enforcement of any of the rights of the Secured Party or any Beneficiary hereunder, and (iii) the failure by any Grantor to perform or observe any of the provisions hereof.
     (b) Amendments; Etc. No amendment or waiver of any provision of this Security Agreement nor consent to any departure by any Grantor herefrom shall be effective unless the same shall be in writing and authenticated by the affected Grantor, the Secured Party and either, as required by the Credit Agreement, the Majority Banks or all of the Banks, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
     (c) Addresses for Notices. All notices and other communications provided for hereunder shall be made in the manner and to the addresses set forth in the Credit Agreement or on the signature page hereto.
     (d) Continuing Security Interest; Transfer of Interest. This Security Agreement shall create a continuing security interest in the Collateral and, unless expressly released by the Secured Party, shall (a) remain in full force and effect until the indefeasible payment in full in cash of the Secured Obligations (including all Letter of Credit Obligations), the termination or expiration of all Letters of Credit and the termination of all obligations of the Issuing Banks and the Banks in respect of Letters of Credit, the termination of all Interest Rate Contracts and the termination of all obligations of the Banks in respect of Interest Rate Contracts, and the termination or expiration of the Commitments, (b) be binding upon each Grantor and its successors, tranferees and assigns, and (c) inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of and be binding upon, the Secured Party, the Issuing Banks, and the Banks and their respective successors, transferees, and assigns, and to the benefit of and be binding upon, the Swap Counterparties, and each of their respective successors, transferees, and assigns to the extent such successors, transferees, and assigns of a Swap Counterparty is a Bank or an Affiliate of a Bank. Without limiting the generality of the foregoing clause, when any Bank assigns or otherwise transfers any interest held by it under the Credit Agreement or other Credit Document to any other Person pursuant to the terms of the Credit Agreement or such other Credit Document, that other Person shall thereupon become vested with all the benefits held by such Bank under this Security Agreement.
     (e) Severability. Wherever possible each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.
     (f) Choice of Law. This Security Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas, except to the extent that the validity or perfection of the security interests hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the state of Texas.
     (g) Counterparts. The parties may execute this Security Agreement in any number of duplicate originals, each of which constitutes an original, and all of which, collectively, constitute only one agreement. The parties may execute this Security Agreement in counterparts, each of which constitutes an original, and all of which, collectively, constitute only one agreement. Delivery of an executed counterpart signature page by facsimile is as effective as executing and delivering this Security Agreement in the presence of the other parties to this Security Agreement. In proving this Security Agreement, a party must produce or account only for the executed counterpart of the party to be charged.
     (h) Headings. Paragraph headings have been inserted in this Security Agreement as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Security Agreement and shall not be used in the interpretation of any provision of this Security Agreement.
     (i) Conflicts. In the event of any explicit or implicit conflict between any provision of this Security Agreement and any provision of the Credit Agreement, the terms of the Credit Agreement shall be controlling.
     (j) Additional Grantors. Pursuant to Section 5.10 of the Credit Agreement, each Subsidiary of the Borrower (other than a Restricted Subsidiary) that was not in existence on the date of the Credit Agreement is required to enter into this Security Agreement as a Grantor upon becoming a Subsidiary of the Borrower. Upon execution and delivery after the date hereof by the Secured Party and such Subsidiary of an instrument in the form of Annex 1, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any instrument adding an additional Grantor as a party to this Security Agreement shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Security Agreement.
     (k) Amendment and Restatement; Confirmation of Liens. This Security Agreement is an amendment and restatement of the Existing Security Agreement and supersedes the Existing Security Agreement in its entirety; provided, however, that (i) the execution and delivery of this Security Agreement shall not effect a novation of the Existing Security Agreement but shall be, to the fullest extent applicable, in modification, renewal, confirmation and extension of the Existing Security Agreement, and (ii) the Liens, security interests and other interests in the collateral as described in the Existing Security Agreement (the “Original Collateral”) granted under the Existing Security Agreement are and shall remain legal, valid, binding and enforceable with regard to such Original Collateral. Each Grantor party to the Existing Security Agreement hereby acknowledges and confirms the continuing existence and effectiveness of such Liens, security interests and other interests in the Original Collateral granted under the Existing Security Agreement, and further agrees that the execution and delivery of this Security Agreement and the other Credit Documents shall not in any way release, diminish, impair, reduce or otherwise affect such Liens, security interests and other interests in the Original Collateral granted under the Existing Security Agreement.
     (l) Entire Agreement. THIS SECURITY AGREEMENT AND THE OTHER CREDIT DOCUMENTS, AS DEFINED IN THE CREDIT AGREEMENT REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
     THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.
[SIGNATURE PAGES FOLLOW]

     The parties hereto have caused this Security Agreement to be duly executed as of the date first above written.

GRANTORS:	HOLLY ENERGY PARTNERS — OPERATING, L.P., a Delaware limited partnership
	By:	HEP Logistics GP, L.L.C., a Delaware limited liability company, its General Partner

	By:	Holly Energy Partners, L.P., a Delaware limited partnership, its Managing Member

	By:	HEP Logistics Holdings, L.P., a Delaware limited partnership, its General Partner

	By:	Holly Logistic Services, L.L.C., a Delaware limited liability company, its General Partner

By:
Stephen D. Wise
Treasurer

[Signature pages continue.]

Signature page to Amended and Restated Security Agreement

HEP PIPELINE GP, L.L.C., a Delaware limited liability company

HEP REFINING GP, L.L.C., a Delaware limited liability company

HEP MOUNTAIN HOME, L.L.C., a Delaware limited liability company

HEP PIPELINE, L.L.C., a Delaware limited liability company

HEP REFINING, L.L.C., a Delaware limited liability company

HEP WOODS CROSS, L.L.C., a Delaware limited liability company

Each by:	Holly Energy Partners — Operating, L.P., a Delaware limited partnership and its Sole Member

By:	HEP Logistics GP, L.L.C., a Delaware limited liability company, its General Partner

By:	Holly Energy Partners, L.P., a Delaware limited partnership, its Managing Member

By:	HEP Logistics Holdings, L.P., a Delaware limited partnership, its General Partner

By:	Holly Logistic Services, L.L.C., a Delaware limited liability company, its General Partner

By:
Stephen D. Wise
Treasurer

[Signature pages continue.]

Signature page to Amended and Restated Security Agreement

HEP NAVAJO SOUTHERN, L.P., a Delaware limited partnership HEP PIPELINE ASSETS, LIMITED PARTNERSHIP, a Delaware limited partnership HEP FIN-TEX/TRUST-RIVER, L.P., a Texas limited partnership
Each by:	HEP Pipeline GP, L.L.C., a Delaware limited liability company and its General Partner

By:	Holly Energy Partners — Operating, L.P., a
Delaware limited partnership and its Sole
Member

By:	HEP Logistics GP, L.L.C., a Delaware limited liability company, its General Partner

By:	Holly Energy Partners, L.P., a Delaware
limited partnership, its Managing Member

By:	HEP Logistics Holdings, L.P., a Delaware
limited partnership, its General Partner

By:	Holly Logistic Services, L.L.C., a Delaware
limited liability company, its General Partner

By:
Stephen D. Wise
Treasurer

[Signature pages continue.]

Signature page to Amended and Restated Security Agreement

HEP REFINING ASSETS, L.P., a Delaware limited partnership
By:	HEP Refining GP, L.L.C., a Delaware limited liability company and its General Partner

By:	Holly Energy Partners — Operating, L.P., a Delaware limited partnership and its Sole Member

By:	HEP Logistics GP, L.L.C., a Delaware limited liability company, its General Partner

By:	Holly Energy Partners, L.P., a Delaware limited
partnership, its Managing Member

By:	HEP Logistics Holdings, L.P., a Delaware limited
partnership, its General Partner

By:	Holly Logistic Services, L.L.C., a Delaware limited
liability company, its General Partner

By:
Stephen D. Wise
Treasurer

[Signature pages continue.]

Signature page to Amended and Restated Security Agreement

HOLLY ENERGY FINANCE CORP., a Delaware corporation
By:
Matthew P. Clifton
President and Chief Executive Officer

[Signature pages continue.]

Signature page to Amended and Restated Security Agreement

HEP LOGISTICS GP, L.L.C., a Delaware limited liability company
By:	Holly Energy Partners, L.P., a Delaware limited
partnership, its Managing Member

By:	HEP Logistics Holdings, L.P., a Delaware limited
partnership, its General Partner

By:	Holly Logistic Services, L.L.C., a Delaware limited
liability company, its General Partner

By:
Stephen D. Wise
Treasurer

[Signature pages continue.]

Signature page to Amended and Restated Security Agreement

HOLLY ENERGY PARTNERS, L.P., a Delaware limited partnership
By:	HEP Logistics Holdings, L.P., a Delaware limited
partnership, its General Partner

By:	Holly Logistic Services, L.L.C., a Delaware limited
liability company, its General Partner

By:
Stephen D. Wise
Treasurer

[Signature pages continue.]

Signature page to Amended and Restated Security Agreement

SECURED PARTY:	UNION BANK OF CALIFORNIA, N.A., as Secured Party for the ratable benefit of the Beneficiaries
By:
Sean Murphy
Vice President

Signature page to Amended and Restated Security Agreement

SCHEDULE 1
to Security Agreement

Grantor:	Holly Energy Partners — Operating, L.P.

Jurisdiction of Formation / Filing:	Delaware

Type of Organization:	limited partnership

Organizational Number:	3743527

Federal Tax Identification Number:	51-0504696

Prior Names:	HEP Operating Company, L.P.

Grantor:	HEP Pipeline GP, L.L.C.

Jurisdiction of Formation / Filing:	Delaware

Type of Organization:	limited liability company

Organizational Number:	3814279

Federal Tax Identification Number:	72-1583767

Prior Names:	None

Grantor:	HEP Refining GP, L.L.C.

Jurisdiction of Formation / Filing:	Delaware

Type of Organization:	limited liability company

Organizational Number:	3814280

Federal Tax Identification Number:	71-0968297

Prior Names:	None

Schedule 1 to Amended and Restated Security Agreement

Grantor:	HEP Mountain Home, L.L.C.

Jurisdiction of Formation / Filing:	Delaware

Type of Organization:	limited liability company

Organizational Number:	3814277

Federal Tax Identification Number:	71-0968300

Prior Names:	None

Grantor:	HEP Pipeline, L.L.C.

Jurisdiction of Formation / Filing:	Delaware

Type of Organization:	limited liability company

Organizational Number:	3814278

Federal Tax Identification Number:	71-0968296

Prior Names:	None

Grantor:	HEP Refining, L.L.C.

Jurisdiction of Formation / Filing:	Delaware

Type of Organization:	limited liability company

Organizational Number:	3815183

Federal Tax Identification Number:	71-0968299

Prior Names:	None

Schedule 1 to Amended and Restated Security Agreement

Grantor:	HEP Woods Cross, L.L.C.

Jurisdiction of Formation / Filing:	Delaware

Type of Organization:	limited liability company

Organizational Number:	3814281

Federal Tax Identification Number:	72-1583768

Prior Names:	None

Grantor:	HEP Navajo Southern, L.P.

Jurisdiction of Formation / Filing:	Delaware

Type of Organization:	limited partnership

Organizational Number:	2556546

Federal Tax Identification Number:	57-1207829

Prior Names:	Navajo Southern, Inc.

Grantor:	HEP Pipeline Assets, Limited Partnership

Jurisdiction of Formation / Filing:	Delaware

Type of Organization:	limited partnership

Organizational Number:	3814282

Federal Tax Identification Number:	51-0512050

Prior Names:	None

Schedule 1 to Amended and Restated Security Agreement

Grantor:	HEP Refining Assets, L.P.

Jurisdiction of Formation / Filing:	Delaware

Type of Organization:	limited partnership

Organizational Number:	3814285

Federal Tax Identification Number:	51-0512052

Prior Names:	None

Grantor:	HEP Logistics GP, L.L.C.

Jurisdiction of Formation / Filing:	Delaware

Type of Organization:	limited liability company

Organizational Number:	3743533

Federal Tax Identification Number:	51-0504692

Prior Names:	None

Grantor:	Holly Energy Finance Corp.

Jurisdiction of Formation / Filing:	Delaware

Type of Organization:	corporation

Organizational Number:	3917173

Federal Tax Identification Number:	20-2263311

Prior Names:	None

Schedule 1 to Amended and Restated Security Agreement

Grantor:	HEP Fin-Tex/Trust-River, L.P.

Jurisdiction of Formation / Filing:	Texas

Type of Organization:	limited partnership

Organizational Number:	800459650

Federal Tax Identification Number:	20-2161011

Prior Names:	Alon Pipeline Assets, L.L.C.

Grantor:	Holly Energy Partners, L.P.

Jurisdiction of Formation / Filing:	Delaware

Type of Organization:	limited partnership

Organizational Number:	3743531

Federal Tax Identification Number:	20-0833098

Prior Names:	None

Schedule 1 to Amended and Restated Security Agreement

Annex 1 to the
Amended and Restated
Security Agreement
     SUPPLEMENT NO. [          ] dated as of [               ] (the “Supplement”), to the Amended and Restated Security Agreement dated as of August 27, 2007 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”), among HOLLY ENERGY PARTNERS — OPERATING, L.P., a Delaware limited partnership (“Borrower”), each subsidiary of Borrower signatory thereto (together with the Borrower, the “Grantors” and individually, a “Grantor”) and UNION BANK OF CALIFORNIA, N.A., a national association, as Administrative Agent (“Secured Party”) for the ratable benefit of itself, the Banks (as defined below), the Issuing Banks (as defined below), and the Swap Counterparties (as defined in the Security Agreement) (together with the Administrative Agent, the Issuing Banks, and the Banks, individually a “Beneficiary”, and collectively, the “Beneficiaries”).
     A. Reference is made to that certain Amended and Restated Credit Agreement dated as of August 27, 2007 by and among the Borrower, the lenders party thereto from time to time (individually, a “Bank” and collectively, the “Banks”), the Banks issuing letters of credit thereunder from time to time (individually, an “Issuing Bank” and collectively, the “Issuing Banks”), and Secured Party (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).
     B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement and/or the Credit Agreement.
     C. The Grantors have entered into the Security Agreement in order to induce the Banks to make Advances and the Issuing Banks to issue Letters of Credit. Pursuant to Section 5.10 of the Credit Agreement, each Subsidiary (other than a Restricted Subsidiary) of the Borrower that was not in existence on the date of the Credit Agreement is required to enter into the Security Agreement as a Grantor upon becoming a Subsidiary. Section 18(j) of the Security Agreement provides that additional Subsidiaries of the Borrower may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary of the Borrower (the “New Grantor”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Security Agreement in order to induce the Banks to make additional Advances and the Issuing Banks to issue additional Letters of Credit and as consideration for Advances previously made and Letters of Credit previously issued.
     Accordingly, the Secured Party and the New Grantor agree as follows:
     SECTION 1. In accordance with Section 18(j) of the Security Agreement, the New Grantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Grantor hereby agrees (a) to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof in all material respects. In furtherance of the foregoing, the New Grantor, as security for the payment and performance in

Annex 1 to Amended and Restated Security Agreement

full of the Secured Obligations (as defined in the Security Agreement), does hereby create and grant to the Secured Party, its successors and assigns, for the benefit of the Beneficiaries, their successors and assigns, a continuing security interest in and lien on all of the New Grantor’s right, title and interest in and to the Collateral (as defined in the Security Agreement) of the New Grantor. Each reference to a “Grantor” in the Security Agreement shall be deemed to include the New Grantor. The Security Agreement is hereby incorporated herein by reference.
     SECTION 2. The New Grantor represents and warrants to the Secured Party and the other Beneficiaries that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).
     SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Secured Party shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Grantor and the Secured Party. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.
     SECTION 4. The New Grantor hereby represents and warrants that set forth on Schedule 1 attached hereto are (a) its sole jurisdiction of formation and type of organization, (b) its federal tax identification number and the organizational number, and (c) all names used by it during the last five years prior to the date of this Supplement.
     SECTION 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.
     SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTERESTS HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PLEDGED COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS.
     SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Annex 1 to Amended and Restated Security Agreement

     SECTION 8. All communications and notices hereunder shall be in writing and given as provided in the Security Agreement. All communications and notices hereunder to the New Grantor shall be given to it at the address set forth under its signature hereto.
     SECTION 9. The New Grantor agrees to reimburse the Secured Party for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Secured Party.
     THIS SUPPLEMENT, THE SECURITY AGREEMENT AND THE OTHER CREDIT DOCUMENTS, AS DEFINED IN THE CREDIT AGREEMENT REFERRED TO IN THIS SUPPLEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
     THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.
     IN WITNESS WHEREOF, the New Grantor and the Secured Party have duly executed this Supplement to the Security Agreement as of the day and year first above written.

[Name of New Grantor],
By:
Name:
Title:

Address:

UNION BANK OF CALIFORNIA, N.A., as Secured Party for the ratable benefit of the Beneficiaries
By:
Name:
Title:

Annex 1 to Amended and Restated Security Agreement

Schedule 1
Supplement No. ____ to
the Amended and Restated
Security Agreement

New Grantor:	[GRANTOR]

Jurisdiction of Formation / Filing:	[STATE]

Type of Organization:	[ENTITY TYPE]

Organizational Number:

Federal Tax Identification Number:

Prior Names:

Annex 1 to Amended and Restated Security Agreement